INVESCO MID CAP CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                  1

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $    67
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class Y                            $ 2,267
          Class R5                           $   556
          Class R6                           $    17

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.0015
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class Y                            $0.0745
          Class R5                           $0.1060
          Class R6                           $0.1309

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             49,130
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                              1,504
          Class C                             10,842
          Class R                              4,350
          Class Y                             34,047
          Class R5                             5,822
          Class R6                               145

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 23.52
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 16.70
          Class C                            $ 16.64
          Class R                            $ 22.88
          Class Y                            $ 23.76
          Class R5                           $ 25.11
          Class R6                           $ 25.14

INVESCO SMALL CAP GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                  7

74U. 1   Number of shares outstanding (000's Omitted)
         Class A                                            19,763
     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                               140
         Class C                                               756
         Class R                                             3,185
         Class Y                                             2,874
         Investor Class                                      7,495
         Class R5                                           24,816
         Class R6                                            3,547

74V. 1   Net asset value per share (to nearest cent)
         Class A                                           $ 35.95
     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                           $ 27.76
         Class C                                           $ 27.71
         Class R                                           $ 34.18
         Class Y                                           $ 36.60
         Investor Class                                    $ 37.34
         Class R5                                          $ 39.10
         Class R6                                          $ 39.17

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                  9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 5,037
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $   125
           Class C                            $   541
           Class R                            $    51
           Class Y                            $   385
           Class R5                           $   657

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.5275
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.3916
           Class C                            $0.4056
           Class R                            $0.4902
           Class Y                            $0.5911
           Class R5                           $0.6080

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             10,114
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                272
           Class C                              1,443
           Class R                                117
           Class Y                                723
           Class R5                               950

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 13.89
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 13.14
           Class C                            $ 13.13
           Class R                            $ 13.91
           Class Y                            $ 13.92
           Class R5                           $ 14.08

INVESCO GROWTH ALLOCATON FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 11

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $14,858
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $   923
          Class C                            $ 1,656
          Class R                            $   377
          Class S                            $   527
          Class Y                            $   121
          Class R5                           $     8

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.2479
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.1369
          Class C                            $0.1369
          Class R                            $0.2110
          Class S                            $0.2622
          Class Y                            $0.2837
          Class R5                           $0.2993

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             61,006
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                              6,653
          Class C                             12,221
          Class R                              1,820
          Class S                              2,037
          Class Y                                438
          Class R5                                27

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 13.95
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 13.80
          Class C                            $ 13.81
          Class R                            $ 13.91
          Class S                            $ 13.93
          Class Y                            $ 13.92
          Class R5                           $ 14.00

INVESCO MODERATE ALLOCATON FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 12

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $13,272
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $   670
          Class C                            $ 1,971
          Class R                            $   383
          Class S                            $   713
          Class Y                            $   150
          Class R5                           $     5

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.2572
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.1603
          Class C                            $0.1602
          Class R                            $0.2247
          Class S                            $0.2701
          Class Y                            $0.2898
          Class R5                           $0.2983

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             52,393
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                              3,907
          Class C                             12,394
          Class R                              1,682
          Class S                              2,533
          Class Y                                545
          Class R5                                13

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 12.58
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 12.49
          Class C                            $ 12.48
          Class R                            $ 12.55
          Class S                            $ 12.58
          Class Y                            $ 12.60
          Class R5                           $ 12.62

INVESCO CONSERVATIVE ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 15

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 6,466
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $   337
          Class C                            $ 1,330
          Class R                            $   231
          Class S                            $    69
          Class Y                            $   105
          Class R5                           $     1

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.2917
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.2031
          Class C                            $0.2035
          Class R                            $0.2620
          Class S                            $0.3035
          Class Y                            $0.3201
          Class R5                           $0.3280

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             22,617
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                              1,539
          Class C                              6,872
          Class R                                903
          Class S                                222
          Class Y                                342
          Class R5                                 2

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 11.34
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 11.21
          Class C                            $ 11.23
          Class R                            $ 11.30
          Class S                            $ 11.36
          Class Y                            $ 11.33
          Class R5                           $ 11.40

INVESCO INCOME ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 16

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 6,037
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $   139
          Class C                            $ 1,548
          Class R                            $    96
          Class Y                            $   269
          Class R5                           $    22

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.4005
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.3178
          Class C                            $0.3178
          Class R                            $0.3728
          Class Y                            $0.4280
          Class R5                           $0.4280

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             17,874
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                389
          Class C                              6,145
          Class R                                275
          Class Y                              1,255
          Class R5                                79

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 11.18
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 11.19
          Class C                            $ 11.19
          Class R                            $ 11.19
          Class Y                            $ 11.18
          Class R5                           $ 11.18

INVESCO INTERNATIONAL ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 17

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 2,139
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $    47
          Class C                            $   235
          Class R                            $    90
          Class Y                            $   133
          Class R5                           $     5

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.1796
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.0900
          Class C                            $0.0900
          Class R                            $0.1500
          Class Y                            $0.2085
          Class R5                           $0.2358

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             12,017
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                493
          Class C                              2,607
          Class R                                586
          Class Y                                690
          Class R5                                 4

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 10.69
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 10.69
          Class C                            $ 10.69
          Class R                            $ 10.69
          Class Y                            $ 10.65
          Class R5                           $ 10.68

INVESCO BALANCED-RISK RETIREMENT NOW FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 18

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                          $   364
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $   295
          Class B                          $     8
          Class C                          $   109
          Class CX                         $    74
          Class R                          $    42
          Class RX                         $     4
          Class Y                          $    45
          Class R5                         $   252
          Class R6                         $     9

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                          $0.2379
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $0.2376
          Class B                          $0.2154
          Class C                          $0.2155
          Class CX                         $0.2154
          Class R                          $0.2307
          Class RX                         $0.2303
          Class Y                          $0.2455
          Class R5                         $0.2455
          Class R6                         $0.2455

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                            1,627
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                           1,286
          Class B                               40
          Class C                              529
          Class CX                             360
          Class R                              190
          Class RX                              20
          Class Y                              192
          Class R5                           1,083
          Class R6                              37

74V.  1   Net asset value per share (to nearest cent)
          Class A                          $  8.77
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $  8.76
          Class B                          $  8.57
          Class C                          $  8.58
          Class CX                         $  8.57
          Class R                          $  8.72
          Class RX                         $  8.71
          Class Y                          $  8.84
          Class R5                         $  8.84
          Class R6                         $  8.84

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 20

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                          $ 1,813
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $   370
          Class B                          $    56
          Class C                          $   295
          Class CX                         $    83
          Class R                          $   271
          Class RX                         $    33
          Class Y                          $   297
          Class R5                         $ 1,455
          Class R6                         $    46

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                          $0.3729
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $0.3729
          Class B                          $0.2974
          Class C                          $0.2974
          Class CX                         $0.2974
          Class R                          $0.3468
          Class RX                         $0.3468
          Class Y                          $0.3990
          Class R5                         $0.3990
          Class R6                         $0.3990

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                            5,195
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                           1,055
          Class B                              191
          Class C                            1,070
          Class CX                             298
          Class R                              834
          Class RX                              93
          Class Y                              815
          Class R5                           3,960
          Class R6                             124

74V.  1   Net asset value per share (to nearest cent)
          Class A                          $  9.11
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $  9.10
          Class B                          $  9.00
          Class C                          $  8.98
          Class CX                         $  8.99
          Class R                          $  9.07
          Class RX                         $  9.07
          Class Y                          $  9.10
          Class R5                         $  9.15
          Class R6                         $  9.16

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 21

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                          $ 2,644
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $   344
          Class B                          $   101
          Class C                          $   594
          Class CX                         $    79
          Class R                          $   571
          Class RX                         $    57
          Class Y                          $   321
          Class R5                         $ 2,205
          Class R6                         $    68

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                          $0.5030
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $0.5030
          Class B                          $0.4317
          Class C                          $0.4317
          Class CX                         $0.4317
          Class R                          $0.4787
          Class RX                         $0.4787
          Class Y                          $0.5276
          Class R5                         $0.5276
          Class R6                         $0.5276

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                            5,682
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                             761
          Class B                              248
          Class C                            1,534
          Class CX                             199
          Class R                            1,320
          Class RX                             130
          Class Y                              650
          Class R5                           4,710
          Class R6                             142

74V.  1   Net asset value per share (to nearest cent)
          Class A                          $  8.79
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $  8.80
          Class B                          $  8.70
          Class C                          $  8.69
          Class CX                         $  8.69
          Class R                          $  8.74
          Class RX                         $  8.73
          Class Y                          $  8.81
          Class R5                         $  8.83
          Class R6                         $  8.83

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 22

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                          $ 2,347
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $   218
          Class B                          $    56
          Class C                          $   367
          Class CX                         $    34
          Class R                          $   551
          Class RX                         $    44
          Class Y                          $   150
          Class R5                         $ 1,739
          Class R6                         $    87

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                          $0.5919
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $0.5919
          Class B                          $0.5275
          Class C                          $0.5275
          Class CX                         $0.5275
          Class R                          $0.5699
          Class RX                         $0.5699
          Class Y                          $0.6138
          Class R5                         $0.6138
          Class R6                         $0.6138

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                            4,400
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                             407
          Class B                              116
          Class C                              785
          Class CX                              72
          Class R                            1,078
          Class RX                              85
          Class Y                              289
          Class R5                           3,192
          Class R6                             157

74V.  1   Net asset value per share (to nearest cent)
          Class A                          $  8.07
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $  8.06
          Class B                          $  7.97
          Class C                          $  7.96
          Class CX                         $  7.95
          Class R                          $  8.02
          Class RX                         $  8.03
          Class Y                          $  8.09
          Class R5                         $  8.10
          Class R6                         $  8.10

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 23

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                          $ 1,017
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $    85
          Class B                          $    23
          Class C                          $   285
          Class CX                         $    10
          Class R                          $   383
          Class RX                         $    15
          Class Y                          $   151
          Class R5                         $ 1,302
          Class R6                         $    31

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                          $0.6313
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $0.6313
          Class B                          $0.5724
          Class C                          $0.5724
          Class CX                         $0.5724
          Class R                          $0.6110
          Class RX                         $0.6110
          Class Y                          $0.6518
          Class R5                         $0.6518
          Class R6                         $0.6518

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                            1,836
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                             149
          Class B                               44
          Class C                              620
          Class CX                              19
          Class R                              699
          Class RX                              27
          Class Y                              422
          Class R5                           2,271
          Class R6                              54

74V.  1   Net asset value per share (to nearest cent)
          Class A                          $  7.98
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                         $  7.99
          Class B                          $  7.86
          Class C                          $  7.87
          Class CX                         $  7.87
          Class R                          $  7.93
          Class RX                         $  7.94
          Class Y                          $  8.01
          Class R5                         $  8.00
          Class R6                         $  8.01

INVESCO U.S. MORTGAGE FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 26

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $19,257
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $    99
          Class C                            $   292
          Class Y                            $   314
          Class R5                           $     1

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.5601
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.4631
          Class C                            $0.4623
          Class Y                            $0.5922
          Class R5                           $0.5971

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             33,817
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                171
          Class C                                651
          Class Y                              1,533
          Class R5                                 1

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 12.55
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 12.48
          Class C                            $ 12.46
          Class Y                            $ 12.59
          Class R5                           $ 12.59

INVESCO CONVERTIBLE SECURITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 27

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $21,624
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $    85
          Class C                            $ 3,066
          Class Y                            $25,722
          Class R5                           $   141
          Class R6                           $   208

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.5174
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.3266
          Class C                            $0.3338
          Class Y                            $0.5787
          Class R5                           $0.5979
          Class R6                           $0.6053

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             41,054
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                236
          Class C                              9,761
          Class Y                             43,645
          Class R5                               277
          Class R6                               694

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 23.88
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 23.95
          Class C                            $ 23.77
          Class Y                            $ 23.91
          Class R5                           $ 23.89
          Class R6                           $ 23.90

INVESCO MULTI-ASSET INFLATION FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 28

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $     1
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class C                                 --
          Class R                                 --
          Class Y                                  2
          Class R5                                --
          Class R6                                --

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.1046
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class C                            $0.0881
          Class R                            $0.0991
          Class Y                            $0.1100
          Class R5                           $0.1100
          Class R6                           $0.1100

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                 11
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                  1
          Class R                                  1
          Class Y                                 15
          Class R5                                 1
          Class R6                                 1

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $  9.54
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                            $  9.55
          Class R                            $  9.54
          Class Y                            $  9.55
          Class R5                           $  9.54
          Class R6                           $  9.54

INVESCO ALTERNATIVE STRATEGIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2014
FILE NUMBER :         811-2699
SERIES NO.:                 29

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $     3
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class C                                 --
          Class R                                 --
          Class Y                                  6
          Class R5                                --
          Class R6                                --

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.1881
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class C                            $0.1727
          Class R                            $0.1829
          Class Y                            $0.1931
          Class R5                           $0.1931
          Class R6                           $0.1931

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                 15
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                  2
          Class R                                  2
          Class Y                                 31
          Class R5                                 1
          Class R6                                 1

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $  9.95
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                            $  9.95
          Class R                            $  9.95
          Class Y                            $  9.96
          Class R5                           $  9.95
          Class R6                           $  9.95